Exhibit 24
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ePHONE Telecom Inc., a corporation organized under the laws of the State of Florida (the "Corporation"), hereby constitutes and appoints Bob Clark, Charlie Rodriguez, John Fraser and Paul Freshour, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) ePHONE Telecom Inc.'s Annual reporting document 10K (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated: February 15, 2001

                                                /s/ Robert Clark
                                                --------------------------------
                                                Print Name: Robert Clark

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ePHONE Telecom Inc., a corporation organized under the laws of the State of Florida (the "Corporation"), hereby constitutes and appoints Bob Clark, Charlie Rodriguez, John Fraser and Paul Freshour, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) ePHONE Telecom Inc.'s Annual reporting document 10K (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated: February 15, 2001

                                                /s/ A. Balinger
                                                --------------------------------
                                                Print Name: A. Balinger

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ePHONE Telecom Inc., a corporation organized under the laws of the State of Florida (the "Corporation"), hereby constitutes and appoints Bob Clark, Charlie Rodriguez, John Fraser and Paul Freshour, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) ePHONE Telecom Inc.'s Annual reporting document 10K (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated: February 14, 2001

                                                /s/ Charlie Rodriguez
                                                --------------------------------
                                                Print Name: Charlie Rodriguez

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ePHONE Telecom Inc., a corporation organized under the laws of the State of Florida (the "Corporation"), hereby constitutes and appoints Bob Clark, Charlie Rodriguez, John Fraser and Paul Freshour, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) ePHONE Telecom Inc.'s Annual reporting document 10K (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated: February 14, 2001

                                                /s/ J.G. Fraser
                                                --------------------------------
                                                Print Name: J.G. Fraser